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                       VANGUARD(R) MORGAN(TM) GROWTH FUND
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 31, 2002


Effective September 1, 2002, the board of trustees of Morgan Growth Fund approved new investment advisory agreements with two of its investment managers:
Franklin Portfolio Associates, LLC and Wellington Management Company, LLP. The only change in the new agreements concerns the performance benchmark that determines the level of adviser compensation. The change will not affect the Fund's overall investment objective, strategies, or policies.

Each adviser will continue to be paid a quarterly fee based on certain annual percentage rates applied to average month-end net assets managed during the period. The fee is subject to adjustments based on performance relative to a benchmark. Prior to approval of the new agreements, the benchmark used was the Growth Fund Stock Index (GFSI). The GFSI also served as the performance benchmark for the Fund. Because the GFSI is less well known as a standard for performance, the trustees have decided to discontinue use of the GFSI for all purposes in favor of more widely recognized Frank Russell Company indexes.

Under its revised agreement, Wellington Management Company will receive fee adjustments based on a comparison of its portfolio's performance with that of the Russell 3000 Growth Index, a diversified benchmark that reflects the aggregate returns of growth stocks in the U.S. market. Franklin Portfolio Associates will receive fee adjustments based on a comparison of its portfolio's results with those of the Russell Midcap Growth Index, a benchmark that reflects the characteristics and performance of domestic mid-capitalization growth stocks. The Fund's third adviser, Vanguard's Quantitative Equity Group, provides its services to the Fund at cost. Each adviser uses a distinctive approach to manage its portion of the Fund. The combination of these approaches is expected to produce a portfolio that is well diversified across domestic growth stocks.




(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS26 082002

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                       Vanguard(R) Morgan(TM) Growth Fund
  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2002

Effective September 1, 2002, the board of trustees of Morgan Growth Fund approved new investment advisory agreements with two of its investment managers:
Franklin Portfolio Associates, LLC, and Wellington Management Company, LLP. The agreements change the benchmarks used in determining quarterly performance adjustments to the two companies' advisory fees. Wellington Management Company's fee will be adjusted based on a comparison of its performance with that of the Russell 3000 Growth Index. The fee of Franklin Portfolio Associates will be adjusted based on a comparison of its performance with that of the Russell Midcap Growth Index.

(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              082002